[Translation]

[MHM final, May 8, 2026]

Form 4-2

COVER PAGE

Filing Document:	SECURITIES REGISTRATION STATEMENT

To be Filed with:	Director of Kanto Local Finance Bureau

Filing Date:	May 8, 2026

Name of the Registrant:	PUTNAM HIGH YIELD FUND

Name and Official Title of Representative of Fund:	Jonathan S. Horwitz Executive Vice President, Principal Executive Officer and Compliance Liaison

Address of Principal Office:	100 Federal Street Boston, Massachusetts 02110 U. S. A.

Name and Title of Registration Agent:	Nobuharu Onishi Attorney-at-Law

Address or Place of Business:	Mori Hamada & Matsumoto Marunouchi Park Building 6-1, Marunouchi 2-chome Chiyoda-ku, Tokyo 100-8222

Name of Liaison Contact:	Nobuharu Onishi Yui Kanemitsu Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto Marunouchi Park Building 6-1, Marunouchi 2-chome Chiyoda-ku, Tokyo 100-8222

Phone Number:	03-6212-8316

Name of the Fund Making Public Offering or Sale of Foreign Investment Fund Securities:	PUTNAM HIGH YIELD FUND

Type and Aggregate Amount of Foreign Investment Fund Securities to be Publicly Offered or Sold:	Up to 1.7 billion U.S. dollars (approximately JPY 264.9 billion) for Class M Shares

Note:   For convenience, U.S. Dollar amounts are translated into Japanese Yen at the rate of U.S.$1.00=JPY 155.81 (the mean of the exchange rate quotations by MUFG Bank, Ltd. For buying and selling spot dollars by telegraphic transfer against Japanese Yen on February 27, 2026).

Places where a copy of this Securities Registration Statement is available for Public Inspection:	Not applicable.

PART	I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:	PUTNAM HIGH YIELD FUND (hereinafter referred to as the “Fund”)

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES:	Six classes of shares (Class A shares, Class C shares, Class M shares, Class R shares, Class R6 shares and Class Y shares). Registered shares of beneficial interest are without par value. In Japan, only Class M shares (hereinafter referred to as the “Shares”) are publicly offered. As to the Shares, there are no credit ratings that have been provided or made available for inspection by any credit-rating firm due to the request from the issuer of the Fund, or that are to be provided or made available for inspection by any credit-rating firm due to the request from the issuer of the Fund.

3. NUMBER OF SHARES TO BE OFFERED FOR SALE (IN JAPAN):	Up to 1.7 billion U.S. dollars (approximately JPY 264.9 billion) for Class M Shares

Note 1:

For convenience, U.S. Dollar amounts are translated into Japanese Yen at the rate of U.S.$l.00=JPY 155.81 (the mean of the exchange rate quotations by MUFG Bank, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on February 27, 2026). The same rate applies hereinafter, unless otherwise indicated.

Note 2:

In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4. ISSUE PRICE:	The Net Asset Value per Share next calculated on a Fund Business Day after the application for purchase is received by the Fund.

Note:	A “Fund Business Day” means a day on which the New York Stock Exchange is open for business.

The Issue Price may be applicable at the “PLACE OF SUBSCRIPTION” described in Item 8 below.

5. SALES CHARGE:	Sales charge (in Japan) is up to 3.575% (3.25% after deduction of tax) of the Subscription Amount.

6. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION:	Shares may be purchased in a minimum amount of 100 shares and in integral multiples of 10 shares.

7. PERIOD OF SUBSCRIPTION:

From:   May 9, 2026 (Saturday)

To:    May 7, 2027 (Friday)

Provided that the subscription is handled only on a Fund Business Day that is also a day when financial institutions are open for business in Japan.

(Note)	Period of subscription is renewed by submitting Securities Registration Statements by the end of the above period.

8. PLACE OF SUBSCRIPTION:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.(hereinafter referred to as “MUMS” or the “Distributor”) 5-2, Marunouchi 2-chome, Chiyoda-ku, Tokyo

Home page URL:

Note:	The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.

9. DATE AND PLACE OF PAYMENT:

Investors shall pay the Issue Price and Sales Charge to MUMS within 4 business days in Japan from the day when MUMS confirms the execution of the order (the “Trade Day”).

The total issue price for each date of subscription (the “Application Day”) will be transferred by MUMS to the account of the Fund at Franklin Distributors, LLC (hereinafter referred to as the “Principal Underwriter”), within 4 Fund Business Days (hereinafter referred to as “Payment Date”) from (and including) the Application Day.

10. PLACE OF PAYMENT:	Same as “8. PLACE OF SUBSCRIPTION” above.

11.	MATTERS CONCERNING THE TRANSFER AGENCY:

Not applicable.

12.	MISCELLANEOUS:

(1)	DEPOSIT FOR SUBSCRIPTION:

None.

(2)	OUTLINE OF UNDERWRITING, ETC.:

a.

MUMS has entered into an agreement dated 10th September 1996 with the Principal Underwriter in connection with the sale and repurchase of the Shares in Japan and has undertaken to make a public offering of Shares.

b.

During the offering period, MUMS will execute or forward purchase orders and repurchase requests relating to the Shares received directly or indirectly through other distributors or sales and repurchase handling companies (together with MUMS, hereinafter referred to as the “Sales Handling Companies”) to the Fund.

Note:

The “Sales Handling Company” shall mean a financial instruments firm and/or registration agent financial institution which enters into an agreement concerning the brokerage business of Fund Shares with the Distributor to engage in the business of forwarding investors’ applications for subscription and requests for repurchase of Fund Shares to the Distributor and in the business of handling the services concerning acceptance of investors’ subscription moneys and the services concerning payments of the repurchase proceeds to the investors and other services.

c.	The Fund has appointed MUMS as the Agent Company in Japan.

Note:

The “Agent Company” shall mean an agent company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and forwards the prospectus concerning the shares, the financial reports or other documents to the Sales Handling Companies rendering such other services.

(3)	Method of Subscription:

Investors who subscribe for Shares shall enter into an agreement with the Distributor or the Sales Handling Company concerning the foreign securities transactions. For this purpose, the Distributor or the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as the “Account Agreement”) and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with the Account Agreement. The subscription amount shall be paid in Yen in principal, and the exchange rate between Dollars and Yen shall be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign exchange market as of the Trade Day for each application.

The subscription amount shall be paid in dollars to the account of the Fund with the Underwriter for the Fund by MUMS on the Payment Date.

(4)	PAST PERFORMANCE:

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class M shares. The table shows the average annual total returns of Class M shares of the Fund and also compares the Fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the Fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Annual total returns for Class M shares before sales charges

*	Best calendar quarter (Q2 2020): 9.53%

*	Worst calendar quarter (Q1 2020): -12.89%

Average Annual Total Returns after sales charges (for periods ended 12/31/2025)

	Past 1 year	Past 5 years	Past 10 years

Class M shares (before taxes)	4.84%	2.98%	5.02%

Bloomberg U.S. Aggregate Index (no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

JPMorgan Developed High Yield Index (no deduction for fees, expenses or taxes)	8.65%	4.96%	6.71%
(Note)	The Fund uses JPMorgan Developed High Yield Index as the benchmark index.

(5)	COSTS ASSOCIATED WITH AN INVESTOR’S INVESTMENT:

The following tables describe the fees and expenses an investor may pay if the investor buys, holds and sells shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. An investor may qualify for sales charge discounts if the investor and the investor’s family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of Putnam funds.

Shareholder Fees on Purchases of Class M Shares (fees paid directly from an investor’s investment)

Class M

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	3.25% / 3.575%*

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE

*	The sales charges (up to 3.575% (3.25% after deduction of tax)) shall be applied in Japan.

Annual Fund Operating Expenses (expenses an investor pays each year as a percentage of the value of the investor’s investment)

Management Fees	Distribution and Service (12b-1)	Other Expenses	Total Annual Fund Operating

		Fees		Expenses

Class M shares	0.54%	0.50%	0.20%	1.24%

(6)	EXAMPLE:

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then redeem all their shares at the end of those periods. It assumes a 5% return on an investor’s investment each year and that the Fund’s operating expenses remain the same. An investor’s actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
Class M shares	$447	$706	$985	$1,777

(7)	PORTFOLIO TURNOVER:

The Fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 45%.

(8)	OFFERINGS OTHER THAN IN JAPAN:

Shares are simultaneously offered in the United States of America.

PART II.   INFORMATION CONCERNING THE FUND

II.	DESCRIPTION OF THE FUND

1.	NATURE OF THE FUND

(1)	Objective and Basic Nature of the Fund:

A.	Name of the Fund:

Putnam High Yield Fund (the “Fund”)

B.	Goal:

The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

C.	Formation of the Fund:

The Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

The Fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees of the Fund (the “Trustees”) may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund’s class M shares are currently offered in Japan. The Fund also offers other classes of shares with different sales charges and expenses outside of Japan. Because of these different sales charges and expenses, the investment performance of the various share classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the Fund without shareholder approval, including under certain circumstances merging the Fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(Note)	As a shareholder of a mutual fund, an investor has certain rights and protections, including representation by a Board of Trustees. The Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of Fund shareholders. At least 75% of the members of the Board of Trustees are independent, which means they are not officers of the Fund or affiliated with Franklin Advisers, Inc. (“Franklin Advisers” or the “Investment Management

Company”).

There is no limitation on the amount of the trust money.

D.	Main Investments:

The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders.

The Fund may also invest in other debt instruments, including loans. The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, certain non-U.S. currency transactions, and credit default swap contracts, for both hedging and non-hedging purposes.

E.	Main Risks:

It is important to understand that investors can lose money by investing in the Fund.

Market risk: The value of investments in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the Fund’s portfolio holdings, may negatively impact the Fund’s performance, and may exacerbate other risks to which the Fund is subject.

Fixed income investments risk: The risks associated with fixed income investments include interest rate risk, which is the risk that the value of the Fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that issuers of the Fund’s investments may default on payment of interest or principal. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term fixed income securities, and credit risk is generally greater for below-investment-grade fixed income securities (a significant part of the Fund’s investments), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative.

Derivatives risk: The Investment Management Company’s use of derivatives may increase the risks of investing in the Fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the Fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the Fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures), and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Large shareholder transaction risk: The Fund is subject to the risk that shareholders will purchase or redeem large quantities of shares in the Fund. The Fund may be an investment option for mutual funds that are managed by the Investment Management Company and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the Fund. Such shareholders may at times be considered to control the Fund. In addition, a large number of shareholders may collectively purchase or redeem Fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the Fund’s liquidity and net assets. These redemptions may also adversely affect the Fund’s performance if the Fund is forced to sell securities, which may also increase the Fund’s brokerage costs.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments the Investment Management Company selects for the Fund will perform as well as other securities that were not selected for the Fund. The Investment Management Company, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency. Please refer to “3. Investment Risks” below for further detail.

(2)	History of the Fund:

January 13, 1986:	Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

May 5, 1994:	Adoption of the Amended and Restated Agreement and Declaration of Trust.

March 21, 2014:	Adoption of the Amended and Restated Agreement and Declaration of Trust.

May 8, 2017:	Merger of Putnam High Yield Trust with and into the Fund Change of the name of the Fund to Putnam High Yield Fund.

May 19, 2017:	Adoption of the Amended and Restated Agreement and Declaration of Trust.

(3)	Structure of the Fund:

A.	Structure of the Fund

Fund
Putnam High Yield Fund
Trustees
(Agreement and Declaration of Trust)
Amended and Restated Distributor's Contract
Amended and Restated Investor Servicing Agreement-Open-End Funds
Principal Underwriter
Franklin Distributors, LLC
(acts as distributor)
Management Contract
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Japan Dealer Sales Contract
Agent Company Agreement
Investment Management Company
Franklin Advisers, Inc.
(acts as investment management company of the Fund and investment adviser concerning the Fund's assets)
Global Custody Agreement
Distributor in Japan Agent Company
Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
(forwarding of sales and repurchases in Japan and rendering of service as agent company)
Sub- Advisory Contract
Sub-Contract for Administrative Services
Sub-Management Contract
Sub-Investment Management
Franklin Templeton Investment Management Limited
(may act as investment adviser concerning a portion of the Fund's assets)
Sub-Adviser
Putnam Investment Management, LLC
(may provide certain advisory and related services to the Fund )
Sub-Administrator
Franklin Templeton Services, LLC
(may provide certain administrative services for the Fund)
Custodian
JPMorgan Chase Bank, N.A.
(may act as custodian of the Fund and provide certain administrative services)
Fund Services Agreement

B.	Name and role of the Investment Management Company and the related companies of the Fund and Summary of the agreements, etc.

Name	Role in the management of the Fund	Summary of the agreements, etc.

Franklin Advisers, Inc.	Investment Management Company

The Investment Management Company has entered into a Management Contract with the Fund dated July 15, 2024, by way of an Assignment and Assumption Agreement between the Investment Management Company and the Sub-Adviser (the former Investment Management Company), under which it provides the Fund with investment management services and investment advisory services in relation to the Fund’s assets.

The Assignment and Assumption Agreement is an agreement by which the Investment Management Company assumes the responsibilities of the former investment manager to the Fund pursuant to the Management Contract.

Franklin Templeton Investment Management Limited	Sub-Investment Management Company	The Sub-Investment Management Company has entered into a Sub-Management Contract with the Investment Management Company dated November 1, 2024 (Schedule A amended as of December 17, 2025), under which it may manage a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time, and, subject to the supervision of the Investment Management Company, it is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

Putnam Investment Management, LLC	Sub-Adviser	The Sub-Adviser has entered into a sub-advisory contract with the Investment Management Company dated July 15, 2024 (Schedule A amended as of December 17, 2025), in which the Sub-Adviser agrees to provide certain advisory and related services to the Fund.

JPMorgan Chase Bank, N.A.	Custodian

The Custodian has entered into the Eighth Joinder dated May 6, 2025 to the Global Custody Agreement with the Fund dated March 1, 2020, as amended from time to time, which sets out that the Custodian serves as a custodian of the Fund’s assets for the Fund.

The Custodian has entered into the Fund Services Agreement with the Administrator dated January 22, 2020, which sets out that the Custodian provides certain fund administrative services for the Fund.

Putnam Investor Services, Inc.	Investor Servicing Agent	The Investor Servicing Agent has entered into the Amended & Restated Investor Servicing Agreement – Open-End Funds with the Fund and with the Investment Management Company dated July 1, 2013 (Appendix A amended as of July 28, 2025), under which the Investor Servicing Agent provides all services required by the Fund in connection with the establishment, maintenance and recording of shareholder accounts, including without limitation all related tax and other reporting requirements, and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares.

Franklin Distributors, LLC	Principal Underwriter	The Principal Underwriter has entered into the Amended and Restated Distributor’s Contract with the Fund dated as of August 2, 2024, under which the Principal Underwriter provides for the distribution of Fund shares.

Franklin Templeton Services, LLC	Sub-Administrator	The Sub-Administrator has entered into the Sub-Contract for Administrative Services with the Investment Management Company dated July 15, 2024 (Schedule A amended as of December 17, 2025) to provide certain administrative services and facilities for the Fund.

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.	Distributor in Japan	The Distributor in Japan has entered into the Japan Dealer Sales Contract with the Principal Underwriter in respect of Class M Shares of the Fund as of September 10, 1996, under which it forwards sales and repurchase orders in Japan to the Principal Underwriter.

	Agent Company	The Agent Company has entered into the Agent Company Agreement with the Fund in respect of Class M Shares of the Fund as of August 23, 1996 (amended as of February 29, 2016), under which it distributes prospectuses, makes public in Japan the daily net asset value per share of the Fund, and distributes any documents required to be prepared in accordance with the applicable laws and regulations of Japan.

C.	The Trustees

The Fund’s Trustees are responsible for generally overseeing the conduct of Fund business. The Fund’s Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) and shall represent a separate investment portfolio of the Fund. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Amended and Restated Bylaws of the Fund (the “Bylaws”). The Trustees may, without shareholder approval, from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine the shares of two or more classes of any series into a single class. The Fund’s shares are not currently divided into series.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any advisory and/or management services, (iv) with respect to any termination of the Trust, (v) with respect to certain amendments to the Agreement and Declaration of Trust, and (vi) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws, or any registration of the Fund with the U.S. Securities and Exchange Commission (the “SEC”) (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as therein provided in the Agreement and Declaration of Trust or upon any other matter deemed by the Trustees to be necessary or desirable, or, under certain circumstances when requested in writing by the holder or holders of at least 10% of the then outstanding shares of all series and classes entitled to vote at the meeting. Written notice of any meeting of shareholders shall be given or caused to be given by mailing the notice at least seven days before the meeting, unless notice is waived. Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting, except that, where any provision of law or of the Agreement and Declaration of Trust or the Bylaws requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class of shares of the Fund who are entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or other distribution, the Trustees (or their designees) are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution. The Trustees may, but unless otherwise required by law, are not required to, fix a new record date for a meeting of shareholders, including any postponed or adjourned session of such meeting. If, after a postponement or adjournment, a new record date is fixed for the postponed or adjourned meeting, notice of the postponed or adjourned meeting shall be given to shareholders of record entitled to vote at such a meeting.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chair of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and may elect a Vice Chair of the Trustees, at the discretion of the Trustees, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. It shall be sufficient notice to a Trustee of a special meeting: (a) to send notice (i) by mail at least forty-eight hours before the meeting, (ii) by courier at least forty-eight hours before the meeting, (iii) by electronic mail (e-mail), facsimile or other electronic means at least twenty-four hours before the meeting; or (b) to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable Majority Shareholder Vote (as defined in the Agreement and Declaration of Trust), to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Trust or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the shareholders of the Trust or to the shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund and is qualified in its entirety by reference to each of those documents.

D.	Outline of the Fund

Fund	PUTNAM HIGH YIELD FUND
(a) Law of Place of Incorporation	The Fund is a Massachusetts business trust organized on

January 13, 1986. The Fund is an open-end diversified management investment company under the 1940 Act with an unlimited number of authorized shares of beneficial interest.
(b) Outline of the Supervisory Authority

The SEC and state regulatory agencies or authorities are among the regulatory authorities having jurisdiction over the Fund or certain of its operations. See “(6) Out line of the Supervisory Authority” below for details.

(c) Purpose of the Trust	The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
(d) History of the Trust	January 13, 1986:	Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.
	May 5, 1994:	Adoption of the Amended and Restated Agreement and Declaration of Trust.
	March 21, 2014:	Adoption of the Amended and Restated Agreement and Declaration of Trust.
	May 8, 2017:	Merger of Putnam High Yield Trust with and into the Fund Change of the name of the Fund to Putnam High Yield Fund.
	May 19, 2017:	Adoption of the Amended and Restated Agreement and Declaration of Trust.
(e) Amount of Capital Stock	Not applicable.
(f) Information concerning Major Shareholders	As of February 28, 2026, the following owned of record 5% or more of the outstanding Shares of the Fund: M Shares: Mitsubishi UFJ Morgan Stanley Securities Co., Ltd., Tokyo, Japan (100%)

(4)	Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended (the “1933 Act”), and other U.S. federal and state securities laws. The Fund has elected and intends to qualify each year to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended (the “Code”).

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

A.	Massachusetts General Laws, Chapter 182 – Voluntary Associations and Certain Trusts:

A copy of the Agreement and Declaration of Trust must be filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of every city or town where the trust has a usual place of business. Any amendment of the Agreement and Declaration of Trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of the Commonwealth of Massachusetts on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

B.	Investment Company Act of 1940:

The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

C.	Securities Act of 1933:

The 1933 Act regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

D.	Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents, brokers and dealers.

E.	The U.S. Internal Revenue Code of 1986:

An investment company is generally an entity subject to U.S. federal income taxation under the Code. However, under Subchapter M of the Code, an investment company will not be subject to U.S. federal income taxes on income and gains it timely distributes to shareholders in the form of dividends if it qualifies as a “regulated investment company” and meets all other necessary requirements.

F.	Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund’s shares.

(5)	Outline of Disclosure System:

(a)	Disclosure in U.S.A.:

A.	Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

B.	Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with applicable law.

(b)	Disclosure in Japan:

A.	Disclosure to the Supervisory Authority:

(a)	Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the shares amounting to more than 100 million Yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire on the electronic disclosure system concerning the disclosure documents such as the Annual Securities Report, etc. under the Financial Instruments and Exchange Law (Law No. 25 of 1948, as amended) (hereinafter referred to the “Financial Instruments and Exchange Law”) of Japan (EDINET), etc.

The Distributor or the Sales Handling Company in Japan of the shares shall deliver to the investors “Mandatory Prospectus” (Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law. Moreover, the Distributor or the Sales Handling Companies of the shares shall deliver to the investors “Prospectuses on Request” (Seikyu-Mokuromisho in Japanese), which should be delivered to the investors, if they request them, in accordance with the stipulation of the Financial Instruments and Exchange Law. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan annual securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire on EDINET, etc.

(b)	Disclosure Required under the Law Concerning Investment Trusts and Investment Corporations:

When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trusts and Investment Corporations (the Law No.198, 1951, as amended) (the “Investment Fund Law”). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust or in certain other prescribed cases, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan in advance the contents of such amendments and the reasons therefor, etc. Further, in accordance with the relevant regulations of the Investment Fund Law, the Investment Management Company must prepare the Mandatory Management Report and the Full Management Report with regard to certain matters relating to the Fund’s assets immediately after the end of each fiscal period of the Fund and must immediately file the above reports with the Commissioner of the Financial Services Agency of Japan.

B.	Disclosure to Japanese Shareholders:

If the Trustees intend to make any amendments to the Agreement and Declaration of Trust of the Fund, the substance of which is material, or in certain other prescribed cases, they must provide in advance a written notice of such amendment and the reasons therefor, etc. to all Japanese Shareholders known to the Distributor or the Sales Handling Companies in Japan.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.

The Mandatory Management Report mentioned in A.(b) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies. The Full Management Report of the Fund will be provided at the website of the Agent Company.

(6)	Outline of the Supervisory Authorities:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A.

The SEC has broad authority to oversee the application and enforcement of the U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

B.

State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2.	INVESTMENT POLICY

(1)	Basic Policy for Investment:

The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Changes in policies:

The Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise provided in the Fund’s prospectus or statement of additional information.

(2)	Investment Strategies:

The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The Fund may also invest in other debt instruments, including loans.

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options, certain non-U.S. currency transactions, and credit default swap contracts, for both hedging and non-hedging purposes.

(3)	Management Structure of the Fund:

The Fund’s Trustees

Fund investors, as shareholders of a mutual fund, have certain rights and protections, including representation by a Board of Trustees. The Fund’s Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of the Fund’s shareholders. At least 75% of the members of the Fund’s Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Fund’s Investment Management Company

The Trustees have retained the Investment Management Company, a global investment management organization based in California, to be the Fund’s investment manager, responsible for making investment decisions for the Fund and managing the Fund’s other affairs and business.

Under an agreement with the Investment Management Company, the Sub-Adviser, 100 Federal Street, Boston, MA 02110, serves as the Fund’s sub-adviser, responsible for providing certain advisory and related services. The Sub-Adviser is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”). The Investment Management Company (and not the Fund) will pay a monthly fee to the Sub-Adviser based on the costs of the Sub-Adviser in providing these services to the Fund, which may include a mark-up determined and revised from time-to-time in accordance with Franklin Templeton’s transfer pricing policy, in line with applicable tax/transfer pricing regulations, but not to exceed 15% over such costs.

The Investment Management Company has retained the Sub-Investment Management Company, 78 Cannon Street, London, EC4N 6HL, England, to make investment decisions for such Fund assets as may be designated from time to time by the Investment Management Company. The Sub-Investment Management Company is not currently managing any Fund assets. If the Sub-Investment Management Company were to manage any Fund assets, the Investment Management Company (and not the Fund) would pay a monthly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.20% of the average net asset value of any Fund assets managed by the Sub-Investment

Management Company. The Sub-Investment Management Company is an indirect subsidiary of Resources.

Pursuant to the arrangements described above, investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

The Fund pays a monthly management fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end mutual funds sponsored by the Sub-Adviser, the Fund’s investment management company prior to July 15, 2024 (including open-end mutual funds managed by the Investment Management Company that have been deemed to be sponsored by the Sub-Adviser for this purpose) (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The Investment Management Company has agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the Fund invests in such affiliated funds. This obligation may not be modified or discontinued prior to March 31, 2027, without approval of the Board of Trustees.

As of July 1, 2025, through March 31, 2027, the Investment Management Company will waive fees and/or reimburse expenses of the Fund to the extent necessary to limit the cumulative expenses of the Fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the Amended & Restated Investor Servicing Agreement, the Management Contract, and the Fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the Fund’s average net assets.

For the fiscal year ended November 30, 2025, the Fund paid an effective management fee (after any applicable waivers) of 0.54% of the Fund’s average net assets.

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment management contract and sub-management contracts is available in the Fund’s report on Form N-CSR for the period ended November 30, 2025.

Portfolio Managers. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Bryant Dieffenbacher, CFA Portfolio Manager of Franklin Advisers
Mr. Dieffenbacher has been a portfolio manager of the fund since 2024. He joined Franklin Templeton in 2010.

Robert L. Salvin Portfolio Manager of Franklin Advisers
Mr. Salvin has been a portfolio manager of the fund since 2005. He joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Salvin was a portfolio manager for Putnam Management.

Glenn Voyles, CFA Portfolio Manager of Franklin Advisers Mr. Voyles has been a portfolio manager of the fund since 2024. He joined Franklin Templeton in 1993.

Note:  The above information is as of the end of March 2026 and may change in the future.

Compensation of portfolio managers.

The Investment Management Company seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary - Each portfolio manager is paid a base salary.

Annual bonus - Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and restricted shares of Resources’s stock and mutual fund shares. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the Investment Management Company. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Investment Management Company and/or other officers of the Investment Management Company, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the Investment Management Company’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the Investment Management Company’s appraisal.

Additional long-term equity-based compensation—Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits - Portfolio managers also participate in benefit plans and programs available generally to all employees of the Investment Management Company.

Potential conflicts of interest in managing multiple accounts.

Investment Management Company

Like other investment professionals with multiple clients, the Fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and the other accounts listed under “Other accounts managed by the Portfolio Managers” below at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Management Company believes are faced by investment professionals at most major financial firms. As described below, the Investment Management Company and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

The Investment Management Company attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under the Investment Management Company’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•

All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•

All trading must be effected through the Investment Management Company’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	Except as provided in this document, the Fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, the Investment Management Company has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time. Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Investment Management Company’s investment professionals do not have the opportunity to invest in client accounts, other than the Franklin Templeton affiliated funds. However, in the ordinary course of business, the Investment Management Company or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by the Investment Management Company or an affiliate. The Investment Management Company or an affiliate supplies the funding for these accounts. Franklin Templeton employees, including the Fund’s Portfolio Manager(s), may also invest in certain pilot accounts. The Investment Management Company, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. The Investment Management Company’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in the Investment Management Company’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Investment Management Company’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Management Company’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Fund) in a manner which in the Investment Management Company’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by the Sub-Investment Management Company will only place trades at an execution-only commission rate, whereas other Franklin Templeton accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). The Investment Management Company may aggregate trades in the Sub-Investment Management Company accounts with other Franklin Templeton accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-Sub-Investment Management Company accounts pay a bundled rate, the Sub-Investment Management Company and other Investment Management Company accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the Investment Management Company’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Franklin Templeton account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. The Investment Management Company and the Fund’s Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Franklin Templeton-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the Fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the Investment Management Company has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of the Investment Management Company or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to the Investment Management Company or its affiliates in advance) may prohibit the Fund from participating in the public offering, which could cause the Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. For information on restrictions imposed on personal securities transactions of the Fund’s Portfolio Manager(s), please see “Personal Investments by Employees of the Investment Management Company and the Principal Underwriter and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the Fund’s Portfolio Manager(s), please refer to this “Management Structure of the Fund” section and “Other accounts managed by the Portfolio Managers” below.

Other accounts managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of November 30, 2025.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (Millions) ($)
Bryant Dieffenbacher	Registered Investment Companies	11	5,929.0	0	0
	Other Pooled Investment Vehicles	15	2,951.3	0	0
	Other Accounts	0	0	0	0
Robert L. Salvin	Registered Investment Companies	14	3,489.7	0	0
	Other Pooled Investment Vehicles	17	2,526.9	0	0
	Other Accounts	19	9,101.5	0	0
Glenn Voyles	Registered Investment Companies	13	6,899.6	0	0
	Other Pooled Investment Vehicles	19	4,296.2	0	0
	Other Accounts	3	46.5	0	0

Personal Investments by Employees of the Investment Management Company, the Sub-Adviser, Sub-Investment Management Company, and the Principal Underwriter and Officers and Trustees of the Fund

Employees of the Investment Management Company, the Sub-Adviser, the Sub-Investment Management Company, and the Principal Underwriter and officers and Trustees of the Fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by the Investment Management Company, the Sub-Adviser, the Sub-Investment Management Company, the Principal Underwriter and by the Fund (the “Code of Ethics”). The Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

The Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the Fund. However, the Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the Fund; however, the Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the Fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The Fund’s Trustees, in compliance with Rule 17j-1, approved the Code of Ethics and are required to approve any material changes to the Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Code of Ethics.

Portfolio managers’ securities Ownership

The table below identifies ownership of equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Fund as of November 30, 2025.

Portfolio Managers	Dollar range of Ownership of Securities ($)
Byrant Dieffenbacher	None
Robert Salvin	100,001-500,000
Glenn Voyles	None

Securities Lending Activities.

The Fund did not participate in any securities lending activities for the fiscal year ended November 30, 2025.

Structure of Fund Management:

(a)  Investment Team

The Fund is managed using a team approach, drawing on the extensive resources of the Investment Management Company’s Fixed Income team.

(b)  Investment Process

Investment Philosophy

The Investment Management Company believes that high yield remains relatively inefficient compared to many traditional asset classes, which increases the potential for active managers to add value. The Investment Management Company assign significant resources to identifying misvalued securities—often companies and sectors that are out of favor or under-researched. Using rigorous bottom-up credit research, guided by top-down macroeconomic research, the strategy seeks to identify compelling income and total return opportunities with the potential to add value over a three- to five-year horizon.

Summary Investment Process

The Investment Management Company’s high yield investment process relies primarily on bottom-up security selection and industry sector allocation.

Portfolio construction is guided by the Investment Management Company’s top-down macroeconomic analysis and forecasts. These views influence the high yield team’s overall risk positioning (beta), and to some extent, industry sector views.

(7)	Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The payment of distributions to Japanese investors will normally be made each month by the Distributor or the Sales Handling Companies. Japanese investors should ask the Distributor or the Sales Handling Companies for details.

(Note)	The above statement will not guarantee the payment of future distributions, if any, or the amount thereof.

(8)	Restrictions on Investment:

The Fund has adopted the fundamental investment restrictions below for the protection of shareholders. Fundamental investment restrictions may not be changed without a vote of a majority of the outstanding voting securities. The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

As fundamental investment restrictions, the Fund may not and will not:

A.	Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

B.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

C.

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

D.

Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

E.

Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

F.

With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

G.	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

H.

Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

I.	Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

For purposes of the Fund’s fundamental policy on commodities and commodities contracts (“D” above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contract”, and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission “CFTC”) that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the Fund’s fundamental policy on industry concentration (“H” above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third-party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval.

In connection with the offering of its shares in Japan, the Fund has adopted the following non-fundamental investment policy:

(1)	Subject to the exceptions provided in (i)-(v) below, the Fund will not:

(a)

hold shares of a company or units of an investment trust if the value of such shares or units in any one issuer “Equity Exposure”) exceeds more than 10% of the Fund’s Net Asset Value (such Equity Exposure is calculated in accordance with the guidance of the Japan Securities Dealers Association “JSDA”));

(b)

hold derivative positions with any one counterparty or in any one issuer of underlying assets of a derivative transaction, if the net exposure arising against such counterparty or issuer from such derivative positions “Derivative Exposure”) exceeds more than 10% of the Fund’s Net Asset Value (such Derivative Exposure is calculated in accordance with the guidance of the JSDA);I) hold, (i) securities (other than shares or units set out in (a) above); (ii) monetary claims (other than derivatives set out in (b) above); and (iii) silent partnership contribution interests, if the value of such securities, monetary claims and silent partnership contribution interests issued by, arranged by or assumed by any one entity (together “Bond Exposure”) exceeds more than 10% of the Fund’s Net Asset Value (such Bond Exposure is calculated in accordance with the guidance of the JSDA) (Note: In the case of transactions involving collateral, the amount of appraised value of the collateral can be deducted and in the case where payment obligation to the entity exists, the amount of the payment obligation can be deducted); or

(d)	hold positions in or with any one entity if the Equity Exposure, Bond Exposure and Derivative Exposure with respect to such entity in aggregate would exceed 20% of the Fund’s Net Asset Value.

Exceptions to the above limitations (calculated as zero exposure) are as follows:

(i)

exposure to the debts issued or guaranteed by the following central governments, central banks or local governments or the government institutions established by those organizations (as may be amended from time to time): Japan, Ireland, the United States of America, Italy, Australia, Austria, the Netherlands, Canada, United Kingdom, Singapore, Switzerland, Sweden, Spain, Denmark, Germany, New Zealand, Norway, Finland, France, Belgium, Portugal, Luxembourg, Hong Kong;

(ii)	exposure to the local currency denominated debts issued or guaranteed by central governments, central banks, local governments or government institutions established by those organizations;

(iii)	exposure to the debts issued or guaranteed by international organizations;

(iv)	exposure to certain financial instruments (i.e., call loans, deposits, commercial papers, loan trust beneficiary certificates) with a maturity of 120 days or shorter; and

(v)	exposure to securities held under repurchase agreements or reverse repurchase agreements whose period is one month or shorter.

For the purpose of calculating issuer-concentration and counterparty exposure risks under the restrictions (a) to (d) above, to the extent the Fund invests directly in undertakings for collective investment and/or securitized instruments and where the assets of their respective issuers and/or vehicles are segregated from the proprietary assets or other assets that are not attributable to these undertakings for collective investment and/or securitized instruments held by such issuers and/or vehicles and such issuers and/or vehicles are bankruptcy remote entities, then indirect position exposures of the Fund to the underlying assets of such undertakings for collective investment and/or securitized instruments may be looked through in determining the exposure.

In the case of deviation from any of (a) to (d) above, the Fund intends to correct the deviation within one month from the date that the Fund becomes aware of such deviation. If it is not possible to correct the deviation within one month, such deviation shall be corrected as soon as practically possible having regard to the interests of shareholders. Notwithstanding the above, the Fund may deviate from any of (a) to (d)“(a “Permitted Deviation”) when (i) in its sole determination, a large amount of subscription applications or repurchase requests for shares are made, (ii) it anticipates, in its sole discretion, a sudden or significant change in the markets or investments in which the Fund invests or there are other events beyond the reasonable control of the Fund, and/or (iii) when deviation is, in its sole discretion, reasonably necessary (A) for the purposes of preparing for the termination of the Fund or (B) as a consequence of the size of the assets of the Fund. A Permitted Deviation and the correction thereof (the “Correction”) shall be disclosed to shareholders within 3 months of the Correction.

(2)  Also in connection with the offering of its shares in Japan, the Fund has undertaken to the JSDA that the Fund will not:

A.

invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

B.	borrow money in excess of 10% of the value of its total assets;

C.	make short sales of securities in excess of the Fund’s net asset value; and

D.	together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the JSDA as a condition of such qualification.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Fund has filed an election under Rule 18f-1 under the 1940 Act committing the Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.

3.	INVESTMENT RISKS

(1)	Risk Factors:

It is important to keep in mind that risk and reward generally go hand-in-hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund’s goal by investing mainly in lower-rated bonds and other debt instruments, including loans. Under normal circumstances, the Investment Management Company invests at least 80% of the Fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Because the majority of the Fund’s investments are issued and traded in U.S. dollars, the prices at which Fund shares are sold and redeemed in Japan may be affected by changes in exchange rates between the Japanese Yen and the U.S. dollar.

Interest rate risk:

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk:

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating organization rating such investments, or in unrated investments that the Investment Management Company believes are of comparable quality. The Investment Management Company may invest up to 15% of the Fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating organization rating such investments or in unrated investments that the Investment Management Company believes are of comparable quality. This includes investments in the lowest rating category of the rating agency. The Investment Management Company will not necessarily sell an investment if its rating is reduced after the Investment Management Company buys it.

Investments rated below BBB or its equivalent are below-investment-grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and likely to fall. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for the Investment Management Company to sell the investment at a price approximating the value the Investment Management Company had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Investment Management Company to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating organizations’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, the Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company’s success in achieving the Fund’s goal may depend more on the Investment Management Company’s own credit analysis when it buys lower-rated debt than when it buys investment-grade debt. The Investment Management Company may have to participate in legal proceedings involving the issuer. This could increase the Fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the Fund invests (or has exposure to). This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the Fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

Derivatives risk:

The Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options, certain non-U.S. currency transactions, and total return, interest rate, and credit default swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of “short” derivative positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, it may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), adjust the term of the Fund’s U.S. Treasury security exposure, adjust the Fund’s positioning on the yield curve (a line that plots interest rates of bonds having equal credit quality but differing maturity dates) or to take tactical positions along the yield curve or to a particular currency or group of currencies, or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the Fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivatives positions. Derivatives may be subject to liquidity risk due to the Fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the Fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract.

Floating rate loan risk:

Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate, such as the Secured Overnight Financing Rate or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below-investment-grade in quality, many also are senior in rank in the event of bankruptcy to most other securities of the borrower, such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, the Investment Management Company might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities”, and it is possible that the Fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

Although the market for the types of floating rate loans in which the Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when the Investment Management Company considers such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the Fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.

Non-U.S. investment risk:

The Investment Management Company may invest in non-U.S. investments, although they do not represent a primary focus of the Fund. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Liquidity and Illiquid investment risk:

The Investment Management Company may invest up to 15% of the Fund’s net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the Fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. The Investment Management Company may not be able to sell the Fund’s illiquid investments when the Investment Management Company considers it desirable to do so, or the Investment Management Company may be able to sell them only at less than their value.

Market risk:

The value of investments in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, asset class, geography, industry or sector. Non-U.S. financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the Fund’s portfolio holdings. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Large shareholder transaction risk:

The Fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the Fund (such purchases or redemptions, “large shareholder transactions”). The Fund may be an investment option for mutual funds that are managed by the Investment Management Company and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the Fund. Such shareholders may at times be considered to control the Fund. In addition, a large number of these shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly. A number of circumstances may cause the Fund to experience large shareholder transactions, such as changes in the eligibility criteria for the Fund or a share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the Fund.

Large shareholder transactions may adversely affect the Fund’s liquidity and net assets. These transactions could adversely affect the Fund’s performance if the Fund is forced to sell portfolio securities to satisfy redemption requests or purchase securities for the portfolio in connection with the investment of subscription proceeds when the Fund would otherwise not do so, and at unfavorable prices, which may increase the Fund’s brokerage costs and accelerate the realization of taxable income and/or gains to shareholders. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an individual retirement account (“IRA”), 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. In addition, Fund returns also may be adversely affected if the Fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions.

Environmental, social, or governance (“ESG”) considerations:

Although ESG considerations do not represent a primary focus of the Fund, the Investment Management Company expect to integrate ESG considerations into the Investment Management Company’s fundamental research process and investment decision-making for the Fund, where the Investment Management Company consider them material and relevant, and where data is available. The Investment Management Company believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. The Investment Management Company believe that ESG considerations are best analyzed in combination with a company’s fundamentals, including a company’s industry, geography, and strategic position. The Investment Management Company evaluate ESG considerations using independent third-party data (where available), and the Investment Management Company also use company or issuer disclosures and public data sources. Because fixed-income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the Fund’s investment process does not mean that the Fund pursues a specific “ESG” or “sustainable” investment strategy, and the Investment Management Company may make investment decisions for the Fund other than on the basis of relevant ESG considerations.

Management and operational risk:

The Fund is actively managed and its performance will reflect, in part, the Investment Management Company’s ability to make investment decisions that seek to achieve the Fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that the Investment Management Company applies in making investment decisions for the Fund will produce the intended outcome or that the investments the Investment Management Company selects for the Fund will perform as well as other securities that were not selected for the Fund. As a result, the Fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, the Investment Management Company, or the Fund’s other service providers, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Other investments:

In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in equity securities, convertible bonds, asset-backed, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The Fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The Fund may also from time to time invest all or a portion of its assets, including any cash balances in money market and/or short-term bond funds advised by the Investment Management Company or its affiliates. The percentage of the Fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by Fund shareholders, and the Investment Management Company’s assessment of the cash level that is appropriate to allow the Fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent the Fund from achieving its goal. The Fund may also loan portfolio securities to earn income. These practices may be subject to other risks.

Temporary defensive strategies:

In response to adverse market, economic, political or other conditions, the Investment Management Company may take temporary defensive positions, such as investing some or all of the Fund’s assets in cash and cash equivalents, that differ from the Fund’s usual investment strategies. However, the Investment Management Company may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If the Investment Management Company employs these strategies, the Fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

Portfolio turnover rate. The Fund’s portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund’s assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs (including imputed transaction costs), which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

Portfolio holdings. For more specific information on the Fund’s portfolio, an investor may visit www.franklintempleton.com, where the Fund’s top 10 holdings and related portfolio information may be viewed monthly beginning on or after 5 business days after the end of each month, and full portfolio holdings may be viewed monthly beginning on or before the 15th calendar day after the end of each month. This information will remain available on the website at least until the Fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Policy on excessive short-term trading (For U.S. Investors):

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the New York Stock Exchange (“NYSE”), the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated bonds may be less liquid than higher-rated bonds, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Compliance Department of the Investment Management Company currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. The Investment Management Company measures excessive short-term trading in the Fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. If the Compliance Department of the Investment Management Company determines that an investor has engaged in excessive short-term trading, the Investment Management Company will issue the investor and/or the investor’s financial intermediary, if any, a written warning. The Investment Management Company’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions. In addition to these monitoring practices, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges (if applicable) for any reason. Continued excessive short-term trading activity by an investor or financial intermediary following a warning may lead to the termination of the exchange privilege for that investor or the financial intermediary initiating the trades on the investor’s behalf. The Investment Management Company may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund or other Putnam funds and may aggregate activity in multiple accounts in the Fund or other Putnam funds that the Investment Management Company believes are under common ownership or control for purposes of determining whether the activity is excessive. If the Investment Management Company identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges, such as the telephone exchange privilege or the ability to initiate online exchanges via Putnam’s Individual Investor website. The Investment Management Company may also temporarily or permanently bar the investor or financial intermediary from investing in the Fund or other Putnam funds. The Investment Management Company may take these steps in its discretion even if the investor’s activity does not fall within the Investment Management Company’s current monitoring parameters for the Fund.

Limitations on the Fund’s policies. There is no guarantee that these policies will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of the Fund shares held in the omnibus account. The Investment Management Company monitors cash flows into and out of the Fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, the Investment Management Company will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, the Investment Management Company’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

(2)	Management structure for the risks:

The Investment Management Company manages investment risk through an investment process that relies on detailed, fundamental credit analysis, portfolio diversification, and a robust risk framework which uses a mosaic of ex-ante and ex-post analytics to monitor the level and sources of risk in the portfolio, and to ensure the allocation of risk is aligned with the portfolio’s investment objectives and forward-looking views of the investment team.

For High Yield portfolios, the key risks monitored and managed are:

•	systematic (market) risk
•	default risk, and
•	idiosyncratic risk

The Investment Management Company evaluates fund exposures relative to the benchmark, preferring metrics such as spread duration and duration times spread (DTS) to tracking error. This is because high yield is more exposed to tail risk than other fixed income sectors.

Attribution analysis versus the benchmark is conducted on a monthly basis to identify the factors and decisions contributing to, or detracting from performance.

Risk management methods

The Fund uses the derivative transactions for hedging purposes and/or non-hedging purposes. The Fund manages such risks by VaR approach.

(3)	Reference information for the Investment Risks:

[Translation is omitted.]

4.	HANDLING FEES, ETC. AND TAXES

(1)	Sales Charge:

The sales charge in Japan is up to 3.25% (3.575% inclusive of 10% Japanese consumption tax) of the subscription amount. Please refer to “II. Management and Administration, 1. Procedures for Sales of Shares, Etc.” hereof.

A sales charge is charged in consideration of explanation and information services concerning the Fund and office expenses regarding the subscription.

(2)	Repurchase Charge:

Shareholders in Japan are not subject to a contingent deferred sales charge for the redemption of class M shares. Please refer to “ II. Management and Administration, etc., 2. Procedures for Repurchase of Shares, Etc.” hereof.

(3)	Management Fee, Etc.:

A.	Management Fees:

Under the Fund’s management agreement with the Investment Management Company (the “Management Contract”), the Fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of other open-end mutual funds sponsored by the Sub-Adviser (including open-end mutual funds managed by the Investment Management Company that have been deemed to be sponsored by the Sub-Adviser for this purpose) (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.720% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.670% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.620% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.570% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.520% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.490% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.485% of any excess thereafter.

In order to provide continuity in the determination of the management fee rates for all funds whose fee rates are based on Total Open-End Mutual Fund Average Net Assets, the Management Contract includes an acknowledgement by the Investment Management Company and Putnam Management that each fund whose assets were counted in the calculation of Total Open-End Mutual Fund Average Net Assets as of the date of the Management Contract would continue to be deemed an open-end fund sponsored by Putnam Management for that purpose.

The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.54% of average net assets for the Fund’s last fiscal year ended November 30, 2025.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

Fiscal year	Management fee paid
2025	$4,822,051
2024*	$5,033,177
2023	$5,112,399

* Effective July 15, 2024, Franklin Advisers replaced Putnam Management as the Investment Management Company.

The management fees are charged for the services provided by the Investment Management Company acting as investment manager of the Fund and investment adviser concerning the Fund’s assets.

B.	Sub-Investment Management Company Fee

The Investment Management Company has retained the Sub-Investment Management Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Sub-Investment Management Company is not currently managing any Fund assets. If the Sub-Investment Management Company were to manage any Fund assets, the Investment Management Company (and not the Fund) would pay a monthly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.20% of the average net asset value of any Fund assets managed by the Sub-Investment Management Company.

C.	The Sub-Advisory Fee

The Investment Management Company has retained the Sub-Adviser to provide certain advisory and related services. The Investment Management Company (and not the Fund) will pay a monthly fee to Sub-Adviser based on the costs of the Sub-Adviser in providing these services to the Fund, which may include a mark-up determined and revised from time-to-time in accordance with Franklin Templeton’s transfer pricing policy, in line with applicable tax/transfer pricing regulations, but not to exceed 15% over such costs.

D.	Custodian Fee and Charges of the Investor Servicing Agent:

The Custodian acts as custodian of the Fund’s securities and other assets.

The Custodian is entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian. The Fund pays the Custodian fees based on the Fund’s asset level, the number of its securities holdings and transaction volumes. The Fund may from time to time enter into brokerage arrangements that reduce or recapture Fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian.

Putnam Fund’s Investor Servicing Agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on a Fund’s retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Currently, under an expense limitation agreement with the Investor Servicing Agent, investor servicing fees for the Fund will not exceed an annual rate of 0.250% of the Fund’s average assets. This limitation will be in effect through March 31, 2027.

During the fiscal year ended on November 30, 2025, the Fund incurred $1,424,361 in fees for investor servicing provided by the Investor Servicing Agent and $20,490 in fees and out-of-pocket expenses for custody services provided by the Custodian or State Street Bank and Trust Company, the Fund’s previous custodian.

E.	Fee under Class M Distribution Plan:

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner,

retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year for Class M shares. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase the Fund’s expenses, as described below.

The 12b-1 plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M distribution plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.

To compensate MUMS and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, the Principal Underwriter makes quarterly payments to MUMS and such other dealers.

The payments are based on the average net asset value of Class M shares attributable to shareholders for whom MUMS and other dealers are designated as the dealer of record. The Principal Underwriter makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.

The Principal Underwriter also pays to MUMS and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to MUMS and other dealers equals 0.40% of such average net asset value. The Principal Underwriter makes quarterly payments to qualifying dealers.

The fees under Class M Distribution Plan are charged in consideration of the services provided by the Underwriter and of the services of the distributors of the Shares.

For the fiscal year ended on November 30, 2025, the Fund paid fees under the Fund’s distribution plan of $189,929 to the Principal Underwriter for Class M shares. During fiscal 2023, 2024 and 2025, the Fund paid $11,141, $6,268 and $7,844 in brokerage commissions, respectively.

F.	The Sub-Administrative Fee:

The Sub-Administrator has entered into an agreement with the Investment Management Company to provide certain administrative services and facilities for the Fund. The Sub-Administrator is an indirect, wholly-owned subsidiary of Franklin Templeton. The administrative services the Sub-Administrator provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. the Investment Management

Company pays the Sub-Administrator a monthly fee equal to the following:

0.150% of the Fund’s average daily net assets up to and including $200 million;

0.135% of the Fund’s average daily net assets over $200 million, up to and including $700 million;

0.100% of the Fund’s average daily net assets over $700 million, up to and including $1.2 billion;

0.075% of the Fund’s average daily net assets in excess of $1.2 billion.

The monthly fees are paid by the Investment Management Company and are not additional expenses of the Fund.

(4)	Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses and payments under its distribution plans (which in turn are allocated to the relevant Class of shares).

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund’s other affairs and business.

The table below shows the value of each Trustee’s holdings in the Fund and in all registered investment companies in the Franklin Templeton funds complex overseen by the Trustee as of December 31, 2025. Jonathan de St. Paer, Warren Lowell Putnam, and Kenneth Yutaka Tanji, who were each appointed to the Board of Trustees effective March 1, 2026, are not included in the table because they did not serve as Trustees on or prior to December 31, 2025.

Trustees	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Putnam Funds Overseen by Trustee ($)
Independent Trustees
Liaquat A. Ahamed	None	Over $100,000
Barbara M. Baumann	None	Over $100,000
Katinka Domotorffy	$1-$10,000	Over $100,000
Catharine Bond Hill	$1-$10,000	Over $100,000
Gregory G. McGreevey	None	None

Jennifer Williams Murphy(1)	$1-$10,000	$10,001-$50,000
Marie Pillai	$1-$10,000	Over $100,000
George Putnam III	Over $100,000	Over $100,000
Manoj P. Singh	$1-$10,000	Over $100,000
Mona K. Sutphen	$1-$10,000	Over $100,000
Interested Trustees
Jane E. Trust(2)	None	Over $100,000
Robert L. Reynolds(3)	$1-$10,000	Over $100,000

(1)

Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP, a subsidiary of Resources and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 38% of RDP as of April 30, 2025. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

(2)

Trustee who is an “interested person” (as defined in the 1940 Act) of the Fund and the Investment Management Company. Ms. Trust is deemed an “interested person” by virtue of her positions with certain affiliates of the Investment Management Company.

(3)

Trustee who is an “interested person” (as defined in the 1940 Act) of the Fund and the Investment Management Company. Mr. Reynolds is deemed an “interested person” by virtue of his position as an officer of the Fund and his direct beneficial interest in shares of Franklin Templeton, of which the Investment Management Company is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of the Fund and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of the Sub-Adviser and Putnam Investments, LLC, the previous parent company to the Sub-Adviser.

Each Independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met during the fiscal year ended November 30, 2025, are shown in the table below:

Audit, Compliance and Risk Committee	10
Board Policy and Nominating Committee	6
Brokerage Committee	1
Contract Committee	8
Executive Committee	1
Investment Oversight Committees Investment Oversight Committee A Investment Oversight Committee B	7 7
Pricing Committee	5
Exchange-Traded Fund Committee	3

Effective July 1, 2025, the following changes were made to the standing committees:

•	The Brokerage Committee, the Pricing Committee and the Exchange-Traded Fund Committee were eliminated as standing committees.

•	The Contract Committee assumed the responsibilities of the Brokerage Committee and the Audit, Compliance and Risk Committee assumed the responsibilities of the Pricing Committee.

•	The responsibilities of the Exchange-Traded Fund Committee were assumed by the Investment Oversight Committees and the other standing committees as appropriate based on subject matter.

The following table shows the fees paid to each Trustee by the Fund for the fiscal year ended on November 30, 2025 and the fees paid to each Trustee by other funds in the Franklin Templeton funds complex for services rendered during the calendar year ended December 31, 2025. Certain Independent Trustees who serve in leadership positions of the Board of Trustees or Board committees receive additional compensation, which is included in the fees shown below.

COMPENSATION TABLE

Trustees	Aggregate compensation from the Fund(1)	Pension or retirement benefits accrued as part of Fund expenses	Estimated annual benefits from Franklin Templeton funds complex upon retirement (2)	Total compensation from Franklin Templeton funds complex
Independent Trustees
Liaquat A. Ahamed	$1,356	N/A	N/A	$394,000

Barbara M. Baumann	$1,828	N/A	N/A	$529,000
Jonathan de St. Paer(3)	N/A	N/A	N/A	N/A
Katinka Domotorffy	$1,356	N/A	N/A	$394,000
Catharine Bond Hill	$1,356	N/A	N/A	$404,000
Gregory G. McGreevey	$1,356	N/A	N/A	$394,000
Jennifer Williams Murphy	$1,356	N/A	N/A	$394,000
Marie C. Pillai	$1,356	N/A	N/A	$394,000
George Putnam III	$1,461	$725	$130,333	$424,000
Warren Lowell Putnam(3)	N/A	N/A	N/A	N/A
Manoj P. Singh	$1,461	N/A	N/A	$410,660
Mona K. Sutphen	$1,356	N/A	N/A	$394,000
Kenneth Yutaka Tanji(3)	N/A	N/A	N/A	N/A
Interested Trustees
Robert L. Reynolds (4)	N/A	N/A	N/A	N/A
Jane E. Trust (4)	N/A	N/A	N/A	N/A

(1)

Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of November 30, 2025, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $45,185; Ms. Baumann - $39,567; Ms. Domotorffy - $46,062; Dr. Hill - $32,375; and Ms. Pillai - $18,206.

(2)	Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(3)	Messrs. Putnam, St. Paer and Tanji were appointed to the Board of Trustees effective March 1, 2026.

(4)	Mr. Reynolds and Ms. Trust are not compensated by the Fund for their service as Trustees because of their affiliation with the Investment Management Company.

Under a retirement plan for Trustees of Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For the fiscal year ended on November 30, 2025, the Fund paid $2,251,192 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

Administrative expense reimbursement

The Fund reimbursed the Investment Management Company for administrative services during the fiscal year ended on November 30, 2025, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

Total reimbursement	Portion of total reimbursement for compensation and contributions
$21,776	$18,139

(5)	Tax Treatment of non-U.S. Shareholders in Japan:

As of the filing date of this document, the tax treatment of shareholders in Japan shall be as follows:

(1)	Shares may be handled in a specified account of a financial instruments business firm which handles a specified account.

(2)

Where received payment via a person in charge of handling payment in Japan, distributions to be made by the Fund will be treated as ordinary distributions made by a publicly offered, domestic share investment trust.

(3)

Where received payment via a person in charge of handling payment in Japan, distributions of funds to be paid to Japanese individual shareholders are subject to withholding tax at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after January 1, 2038).

Japanese individual shareholders may file a tax declaration by selecting either consolidated tax treatment or self-assessed separate taxation treatment. No additional tax will be levied in addition to withholding tax where non-tax declaration treatment is selected.

Where self-assessed separate taxation treatment is selected, distributions may be set off against transfer losses (including carried over losses) from the listed shares, etc.

(4)

Distributions (including profits between the redemption amount and the amount equal to the capital of the Fund on a certain reference currency basis) to be made by the Fund to Japanese corporate shareholders, where received payment via a person in charge of handling payment in Japan, are subject to withholding tax at 15.315% (income tax only) (excluding certain public corporations, etc.). In certain cases, a report concerning payments will be filed with the chief of the tax office (15% on and after January 1, 2038). The provisions of Japanese tax laws allowing to make certain deductions from taxable income do not apply.

(5)

Where Japanese individual shareholders transfer their shares by requesting repurchase or other method (including where the shares have been converted to shares of other classes), the transfer profits are subject to tax concerning transfer profits from the listed shares, etc., and the transfer profits or losses of shares will be subject to, in withholding tax selected account, withholding tax at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5%

residential tax) on and after January 1, 2038). Transfer profits or losses of shares may be treated in separate taxation, in which the same taxation rate as the withholding taxation rate will apply. Where non-tax declaration treatment is selected, no additional tax is levied in addition to withholding tax.

Transfer profits or losses may be set off against transfer profits or losses from certain other listed shares, etc. and distribution income, etc. from certain listed shares, etc. Where tax return is carried out, certain transfer losses may be carried over for three years from the following year.

(6)	Where individual shareholders receive repurchase of the Fund, as it is deemed to be a transfer concerning the repurchase of the Fund, the same tax treatment as (5) will apply.

(7)	A report of payments, in certain cases, will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual shareholders.

(8)

Distributions from the Fund properly reported by the Fund as (i) “capital gain dividends”, (ii) “interest-related dividends” and (iii) “short-term capital gain dividends” (each as defined in the Code and subject to certain conditions) generally are not subject to withholding of U.S. federal income tax. Distributions from the Fund other than capital gain dividends, interest-related dividends and short-term capital gain dividends are generally subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Special tax rules may apply to distributions by the Fund of gain attributable to certain “U.S. real property interests.” Shareholders should consult their own tax advisor to determine the suitability of Shares of the Fund as an investment.

This Fund intends to be treated as a publicly offered, foreign share investment trust under the Income Tax Law of Japan; provided, that there is a possibility that other treatment may apply due to judgment by the relevant tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

The foregoing discussion regarding certain tax matters is very general and does not constitute tax advice. There may be other tax considerations applicable to shareholders in Japan, and each shareholder should seek advice based on such shareholder’s particular circumstances from an independent tax advisor.

5.	STATUS OF INVESTMENT PORTFOLIO OF THE FUND

(1)	Diversification of Investment Portfolio:

[Please refer to the EXCEL file.]

Note:	Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(2)	Portfolio of Investments

A.	Principal Holdings

In the Japanese version, the table of the Top 30 holdings of the Fund as of the end of February, 2026 is incorporated herein. [Please refer to the EXCEL file.]

B.	Investment Property

Not applicable (as of the end of February, 2026).

C.	Other Principal Investments

Not applicable (as of the end of February, 2026).

(3)	Results of Past Operations:

A.	Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month during one-year period ended on February 2026 is as follows:

[Please refer to the EXCEL file.]

B.	Record of Distributions Paid (Class M Shares):

[Please refer to the EXCEL file.]

C.	Record of Return Rates (Class M Shares):

 [Please refer to the EXCEL file.]

[(Reference information (graphs of the record of changes of net assets and return rate) from the Japanese Mandatory Prospectus is inserted.)]

(4)	Record of Sales and Repurchases

Record of sales and repurchases of Class M Shares during the following fiscal years and number of outstanding Shares of Class M Shares of the Fund as of the end of each Fiscal Year are as follows:

[Please refer to the EXCEL file.]

II.	MANAGEMENT AND ADMINISTRATION

1.	Procedures for Sales of Shares, Etc.:

A.	Sales in the United States

Investors residing in the United States can open a Fund account and purchase class A, C and M shares (only class M shares are available in Japan) by contacting their financial representative or the Investor Servicing Agent at 1-800-225-1581 and obtaining a Putnam account application. Class M shares of the Fund are only available for purchase by individuals purchasing shares of the Fund from Japanese distributors that have selling agreements with the Principal Underwriter. The completed application, along with a check made payable to the Fund, must then be returned to the Investor Servicing Agent at the following address:

Putnam Investor Services

P.O. Box 219697

Kansas City, MO 64121-9697

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly, or monthly through automatic deductions from their bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the net asset value plus any applicable sales charge (class A shares, which are not offered in Japan, and class M shares only). An investor’s financial representative or the Investor Servicing Agent generally must receive the investor’s completed buy order before the close of regular trading on the NYSE for the investor’s shares to be bought at that day’s offering price.

Investors who participate in an employer-sponsored retirement plan that offers the Fund should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

U.S. federal law requires mutual funds to obtain, verify and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, U.S. Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. For trusts, the Fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the Fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The Fund is unable to accept new accounts if any required information is not provided. If the Investor Servicing Agent cannot verify identifying information after opening the investor’s account, the Fund reserves the right to close such account at the then-current net asset value, which may be more or less than the investor’s original investment, net of any applicable sales charges. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchasing additional shares

Once investors residing in the U.S. have an existing account, they can make additional investments at any time in any amount in the following ways:

–	Through a financial representative.

The investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge the investor for his or her services.

–	Through Putnam’s Systematic Investing Program.

Investors can make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account.

–	Via the Internet or phone.

If investors have an existing Putnam fund account and have completed and returned an Electronic Investment Authorization Form, they can buy additional shares online at www.franklintempleton.com or by calling the Investor Servicing Agent at 1-800-225-1581.

–	By mail.

Investors may also request a book of investment stubs for their accounts. An investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund, then return the check and investment stub to the Investor Servicing Agent.

–	By wire transfer.

Investors may buy Fund shares by bank wire transfer of same-day funds. Investors would call the Investor Servicing Agent at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. An investor’s bank may charge them for wiring same-day funds. Although the Fund’s designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. Investors cannot buy shares for employer-sponsored retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

–	Class M shares of the Fund are only available for purchase by individuals purchasing shares of the Fund from Japanese distributors that have selling agreements with the Principal Underwriter.

–	Initial sales charge of up to 3.25% (sales charges may differ for shares purchased in Japan)

–	Lower sales charges available for investments of $50,000 or more

–	No deferred sales charge

–	Lower annual expenses, and higher dividends, than Class C shares (not offered in Japan) because of lower 12b-1 fees

–	Higher annual expenses, and lower dividends, than Class A shares (not offered in Japan) because of higher 12b-1 fees

–	No conversion to Class A shares (not offered in Japan), so no reduction in future 12b-1 fees

–

Orders for Class M shares of one or more Putnam funds, other than Class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of Class A shares (not offered in Japan), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether Class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for Class M shares*

	Class M sales charge as a percentage of**:
Amount of purchase at offering price ($)	Net amount invested	Offering price***
Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	N/A****	N/A****

*	Sales charges may differ for shares purchased in Japan.

**	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

***	Offering price includes sales charge.

****

The Fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

The Principal Underwriter received $0, $0 and $0 in sales charges for Class M shares for fiscal years 2023, 2024 and 2025, respectively, of which it retained $0, $0 and $0, respectively, after dealer concessions.

Reducing the Class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on Class M shares, often referred to as “breakpoint discounts”:

•

Right of Accumulation. Investors can add the amount of their current purchases of Class A (not offered in Japan) or Class M shares of the Fund and other Putnam funds (excluding Putnam Ultra Short MAC Series) to the value of their existing accounts in the Fund and other Putnam funds (excluding Putnam Ultra Short

MAC Series). Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For their current purchases, investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. In addition to Putnam Ultra Short MAC Series, shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor’s existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that an investor has redeemed.

•

Statement of Intention. A statement of intention is a document in which investors agree to make purchases of Class A (not offered in Japan) or Class M shares in a specified amount within a period of 13 months. For each purchase investors make under the statement of intention, investors will pay the initial sales charge applicable to the total amount investors have agreed to purchase. While a statement of intention is not a binding obligation on investors, if investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the difference between the higher initial sales charge investors would have paid in the absence of the statement of intention and the initial sales charge investors actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•	Individual accounts
•	Joint accounts
•	Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
•	Shares of Putnam funds owned through accounts in the name of an investor’s dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
•	Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company or an affiliate (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor’s financial representative may ask for records or other information about other shares held in an investor’s accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found at www.franklintempleton.com.

Distribution and service (12b-1) plans

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses.

The Fund’s Class M 12b-1 plan provides for payments at an annual rate (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Distribution fees

During the fiscal year ended November 30, 2025, the Fund paid the following 12b-1 fees to the Principal Underwriter:

Class M:  $189,929

Payments to dealers

If investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by investors or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund through dealer platforms, and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers (NASD) (as adopted by the U.S. Financial Industry Regulatory Authority (FINRA)) rules and by other applicable laws and regulations. The Fund’s transfer agent may also make payments to certain financial intermediaries in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

Dealers may charge investors fees or commissions in addition to those disclosed in this document. Investors can also ask their dealer about any payments it receives from the Principal Underwriter and its affiliates and any services their dealer provides, as well as about fees and/or commissions it charges.

B.	Sales in Japan

The Fund closed to new record shareholders on December 5, 1997, but was reopened on January 25, 2007. (Investors in Japan who purchase shares from MUMS that are held of record under the name of MUMS were not considered new record shareholders.) Accordingly, the number of Class M shares available for purchase in Japan was limited.

In Japan, shares of the Fund are offered on any Fund Business Day during the Subscription Period mentioned in “7. Period for Subscription” of “Part I INFORMATION CONCERNING SECURITIES” of the securities registration statement of the Fund pursuant to the terms set forth in “Part I. INFORMATION CONCERNING SECURITIES” of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors the Agreement of Foreign Securities Transactions Account and other prescribed agreements (the “Account Agreement”) and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with the Account Agreement. Purchases may be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares. Applications for the subscription shall be received by 3:00 p.m. (Tokyo time) by the Sales Handling Companies received on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan.

The issue price for shares during the Subscription period shall be the NAV per Share next calculated on the day on which the Fund has received such application. The

Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge, 3.25% (3.575% inclusive of 10% Japanese consumption tax) of the amount of subscription, shall be paid to and retained by MUMS on the delivery date in Japan.

The payment of the issue price and the sales charges shall be made in Yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.

In addition, the Distributor or Sales Handling Companies who are members of the JSDA cannot continue to sell Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” in the “Regulations Concerning the Transaction of Foreign Securities” established by the JSDA.

2.	Procedures for Repurchase of Shares, Etc.:

A.	Repurchase or exchange of Shares in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the Fund. If an investor redeems shares shortly after purchasing them, an investor’s redemption payment for the shares may be delayed until the Fund collects the purchase price of shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If investors exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When investors redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which Fund the investors originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which investors have exchanged their shares that would result in their paying the highest deferred sales charge applicable to their class of shares. For purposes of computing the deferred sales charge, the length of time investors have owned their shares will be measured from the date of original purchase, unless an investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned the shares will be measured from the date the investor exchanges those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging Shares through an investor’s financial representative:

An investor’s representative must receive the investor’s request in proper form before the close of regular trading on the NYSE for the investor to receive that day’s net asset value, less any applicable deferred sales charge. The investor’s representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.

Selling or exchanging Shares directly with the Fund:

The Investor Servicing Agent must receive an investor’s request in proper form before the close of regular trading on the NYSE in order to receive that day’s net asset value, less any applicable deferred sales charge.

–	By mail

Investors may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent.

–	By telephone

Investors may use Putnam’s telephone redemption privilege to redeem shares valued at less than $250,000 unless investors have notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available. The telephone redemption and exchange privileges may be modified or terminated without notice.

–	Via the Internet

Investors may also exchange shares via the Internet at www.franklintempleton.com.

Shares held through an investor’s retirement plan

For information on how to sell or exchange shares of the Fund that were purchased through an employer’s retirement plan, including any restrictions and charges that the plan may impose, investors should consult their employer.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $250,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements is available through the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. An investor should consult the Investor Servicing Agent before requesting an exchange.

Payment Information

If the investor’s account is held directly with the Investor Servicing Agent, the Fund typically expects to send investors payment for their shares the business day after their request is received in good order. If the investors hold their shares through certain financial intermediaries or financial intermediary programs, receipt of payment for their shares may differ based on industry standard trade settlement practices, as managed by their intermediary. However, it is possible that payment of redemption proceeds, for both accounts held with the Investor Servicing Agent and those held through a financial intermediary, may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Under normal market conditions, the Fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the Fund may also satisfy redemption requests by borrowing under the Fund’s lines of credit or interfund lending arrangements.

To the extent consistent with applicable laws and regulations, the Fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The Fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the Fund, such as redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. The Fund will not use in-kind redemptions for retail investors who hold shares of the Fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The Fund has committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund

If investors own fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors’ shares without their permission and send them the proceeds after providing the recordholder of the shares with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if investors own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Abandoned property

If an investor’s account is held directly with the Investor Servicing Agent and is later deemed “abandoned” or “unclaimed” under state law, the Fund may be required to “escheat” (transfer) the shares in such investor’s account, or to redeem those shares and remit the proceeds, to the applicable state’s unclaimed property division. The state may redeem escheated shares. If an investor subsequently seeks to reclaim from the state the proceeds of any sale of the investor’s shares, such investor may only be able to recover the amount received when the shares were sold (and not the amount those shares are worth currently). It is investors’ responsibility to maintain a correct address for their account, to keep their account active by contacting the Investor Servicing Agent by mail, by telephone or at www.franklintempleton.com, and to cash promptly all checks for dividends, capital gains and redemptions. The Fund and the Investor Servicing Agent, the Investment Management Company, and their respective affiliates will not be liable to Fund shareholders or their representatives for good faith efforts to comply with state escheatment laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to an investor; federal and any applicable state income tax will be withheld.

B.	Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their shares without a charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund Business Day that is also a business day of financial institutions in Japan. Repurchase requests may be made in integral multiples of 1 share. Repurchase requests shall be received by 3:00 p.m. (Tokyo time) by the Sales Handling Companies received on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan.

The price a shareholder in Japan will receive is the next NAV calculated after the Fund receives the repurchase request from MUMS. The price shall be paid in Yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or, if the Distributor or the Sales Handling Companies agree, in dollars on the fourth business day after and including the execution date of repurchase.

There is no limit to repurchase the shares.

C.	Suspension of Repurchase

The Fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

3.	Outline of Management of Assets, Etc.:

(1)	Valuation of assets:

The price of the Fund’s shares is based on its net asset value. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The Fund determines the net asset value per share once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following U.S. holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or dealers selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because non-U.S. markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. As noted above, the value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

The Fund’s most recent net asset value is available at www.franklintempleton.com or by contacting the Investor Servicing Agent at 1-800-225-1581.

The Investment Management Company values all other securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. In the case of securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, the Investment Management Company monitors price movements by using a fair value pricing service offered through an independent pricing vendor. In addition, securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

Currency exchange rates used in valuing securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees.

If the Investment Management Company identifies a pricing error in the Fund’s net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company’s pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if the error in the net asset value calculation is less than 0.5% of net assets per share. Conversely, the Fund will adjust a shareholder account if an error is 0.5% or more of net assets per share.

(2)	Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the share certificates (if issued) sold to Japanese shareholders shall, unless otherwise instructed by the Shareholder, be held in the name of the custodian, by the custodian of MUMS.

The foregoing does not apply to cases in which Japanese shareholders keep Shares in custody at their own risk.

(3)	Duration of the Fund:

Unless terminated, the Fund shall continue without limitation of time.

(4)	Accounting Year:

The accounting year of the Fund is a year from December 1 to November 30 of the following year, and the accounts will be closed each year on November 30th.

(5)	Miscellaneous:

A.	Liquidation

The Trust or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Trust or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

B.	Authorized Shares

The number of shares authorized is unlimited, and shares may be issued from time to time.

C.	Procedures Relating to the Changes to the Agreement and Declaration of Trust and the Amendments to the Agreements with the Related Companies, etc.

(a)	Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Agreement and Declaration of Trust or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of the Fund.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(b)	Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority. The Bylaws may not be amended by shareholders.

(c)	Management Contract:

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the Fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(d)	Global Custody Agreement:

The Global Custody Agreement with the Custodian had an initial term of five (5) years, which ended on March 1, 2025. Following the initial term, the Global Custody Agreement shall be in effect until a valid termination notice is given by (i) the Fund, upon at least sixty (60) days’ prior written notice to the Custodian, or (ii) the Custodian upon at least one hundred and eighty (180) days’ prior written notice to the Fund.

The Fund became a party to the Global Custody Agreement through the Eighth Joinder to the Global Custody Agreement, dated March 1, 2020, between the Fund and the Custodian, entered into as of May 6, 2024.

The agreement is construed, and the provisions thereof interpreted under and in accordance with the laws of the United States or the State of New York, as applicable.

(e)	Sub-Management Contract:

The Sub-Management Contract may be terminated at any time with respect to the Fund without penalty by vote of the Trustees or the Shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on not more than sixty (60) days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment or upon the termination of the Investment Management Company’s Management Contract with the Fund. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the Shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the Shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(f)	Amended & Restated Investor Servicing Agreement – Open End Funds

The Amended & Restated Investor Servicing Agreement – Open-End Funds will continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent’s duties or responsibilities under the Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent’s personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

This Agreement is construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

(g)	Agent Company Agreement

The Agent Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the Agreement, subject to the appointment of a successor agent company for the Fund in Japan insofar as such appointment is required in Japan.

(h)	Japan Dealer Sales Contract

Either party may terminate the Japan Dealer Sales Contract, without cause, upon 30 days’ written notice to the other party. Either party may also terminate the Contract for cause upon the violation by the other party of any of the provisions, such termination to become effective on the date such notice of termination is mailed to the other party.

D.	Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

4.	Information Concerning the Rights of Shareholders, Etc.

(1)	Rights of Shareholders, Etc.:

Shareholders must register their Shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered in their own name. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.

The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

A.	Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right, under certain circumstances, to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

B.	Repurchase rights

Shareholders are entitled to request repurchase of Shares at their net asset value at any time.

C.	Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains annually. Distributions from capital gains are made after applying any available capital loss carryforwards.

Shareholders in the U.S. may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. If investors choose to receive distributions in cash, but correspondence from the Fund or the Investor Servicing Agent is returned as “undeliverable,” the distribution options on an investor’s account may be converted to reinvest future distributions in the Fund. Investors will not receive interest on uncashed distribution checks. Investors in Japan must receive all distributions in cash.

D.	Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

E.	Right to inspect organizational documents, accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts. The Trustees shall from time to time determine whether and to what extent, at what times and places and under what conditions and regulations any of the accounts and books of the Fund shall be open to the inspection of the Shareholders, and no Shareholder shall have any right to inspect any account or book or document of the Fund except as conferred by law or otherwise by the Fund or by the Bylaws.

F.	Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

G.	Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time after it became effective, any material false or misleading statement in the U.S. Registration Statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2)	Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3)	Agent in Japan:

Mori Hamada & Matsumoto

Marunouchi Park Building

6-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo 100-8222 Japan

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

A.	the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA; and

B.

representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering and who is responsible as well as for the continuous disclosure is the following person:

Nobuharu Onishi

Attorney-at-law

Mori Hamada & Matsumoto

Marunouchi Park Building

6-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo 100-8222 Japan

(4)	Jurisdiction:

The Fund acknowledges that the following court has jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors:

Tokyo District Court

1-4, Kasumigaseki 1-chome

Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III.	FINANCIAL CONDITIONS OF THE FUND

1.	FINANCIAL STATEMENTS

[In Japanese version, audited financial accounts of the Fund for fiscal year ended on November 2025 and 2024, and their Japanese translation are incorporated here.]

2.	CONDITION OF THE FUND

Statement of Net Assets

[Please refer to the EXCEL file.]

IV	SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1.	Transfer of the Shares:

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., 100 Federal Street, Boston, Massachusetts 02110, U.S.A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2.	Shareholders’ Meeting:

There are no annual shareholders’ meetings. Special shareholders’ meetings may be held from time to time as required by the Agreement and Declaration of Trust and the “1940 Act”.

3.	Special privileges and restriction of transfer for Shareholders:

No special privilege is granted to Shareholders. The acquisition of Shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I.	OUTLINE OF THE TRUST

1.	OUTLINE OF THE TRUST

(1)	Amount of Capital Stock

Not applicable.

(2)	Structure of the Management of the Fund

See “PART I. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 1. NATURE OF THE FUND, (3) Structure of the Fund, C. The Trustees” above.

2.	Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial acts, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets.

Franklin Advisers, Inc. serves as the Trust’s Investment Management Company. JPMorgan Chase Bank, N.A., the Fund’s Custodian, is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any non-U.S. sub-custodians or non-U.S. securities depositories.

3.	FINANCIAL CONDITIONS OF THE MANAGEMENT COMPANY

Not applicable.

4.	RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees or any affiliated person thereof (including any shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and statement of additional information and is consistent with the Fund’s current compliance policy pursuant to Rule 17a-7 under the 1940 Act.

5.	MISCELLANEOUS

(1)	Changes of Trustees and Officers

The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

(2)	Amendments to the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders, provided that Shareholder authorization shall not be required in the case of any amendments (i) having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Agreement and Declaration Trust or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of the Fund.

(3)	Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year end of the Fund is November 30.

II.	OUTLINE OF THE OTHER RELATED COMPANIES

2.	NAME OF THE RELATED COMPANIES AND AMOUNT OF CAPITAL AND BUSINESS THEREOF

(1)	Franklin Advisers, Inc. (the Investment Management Company):

A.	Amount of Paid-in capital:

U.S. $ 78,245 thousand* (approximately JPY 12.2 billion) (unaudited) as of the end of December, 2025.

*	consists of common stock and additional paid-in capital.

B.	Description of Business:

Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403, is the Fund’s investment management company. The Investment Management Company is a wholly-owned subsidiary of Franklin Templeton. Together, the Investment Management Company and its affiliates manage, as of December 31, 2025, approximately $1.68 trillion in assets, and have been in the investment management business since 1947.

(2)	Franklin Templeton Investment Management Limited (Sub-Investment Management Company):

A.	Amount of Capital:

U.S.$ 70,669 thousand* (approximately 11.0 billion Yen) (unaudited) as of the end of December 2025.

*Consists of common stock, preferred stock and additional paid-in capital.

B.	Description of Business:

Franklin Templeton Investment Management Limited is a company incorporated in England on April 3, 1985 with a principal place of business in London, England and a branch office conducting investment advisory business in Edinburgh, Scotland. FTIML is an indirect, wholly-owned subsidiary of Franklin Templeton.

(3)	Putnam Investment Management, LLC (the Sub-Adviser):

A.	Amount of Paid-in capital:

U.S. $ 354,390 thousand* (approximately JPY 55.2 billion) (unaudited) as of the end of December, 2025.

*	consists of all components of capital.

B.	Description of Business:

Putnam Investment Management, LLC 100 Federal Street, Boston MA 02110 is the Fund’s sub-advisor. The Investment Management Company is a wholly-owned subsidiary of Franklin Resources, Inc. (Resources).

(4)	Putnam Investor Services, Inc. (the Investor Servicing Agent):

A.	Amount of Capital:

U.S.$ 43,254 thousand* (approximately 6.7 billion Yen) (unaudited) as of the end of December 2025.

*	Consists of all components of capital- common stock, additional paid-in capital and retained earnings.

B.	Description of Business:

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Franklin Templeton, a parent of the Investment Management Company. Putnam Investor Services, Inc. has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception.

(5)	JPMorgan Chase Bank, N.A. (the Custodian):

A.	Amount of Capital (total consolidated shareholder’s equity):

U.S.$ 331.953 billion (approximately 51,722 billion Yen) as of the end of December 2025.

B.	Description of Business:

JPMorgan Chase Bank, N.A. is a is a wholly-owned subsidiary of JPMorgan Chase & Co., and acts as a private bank that offers personal and business banking, real estate lending, wealth planning, brokerage and capital financing solutions with investment advisory services.

(6)	Franklin Distributors, LLC (the Principal Underwriter):

A.	Amount of Capital:

U.S.$ 62,502 thousand* (approximately 9.7 billion Yen) (unaudited) as of the end of December 2025.

*	Consists of all components of equity. Excludes Parent Company relationship.

B.	Description of Business:

Franklin Distributors, LLC, located at One Franklin Parkway, San Mateo, CA 94403, is the Fund’s principal underwriter. Franklin Distributors, LLC is a registered broker-dealer, a member of the Financial Industry Regulatory Authority, and an indirect, wholly-owned subsidiary of Franklin Templeton.

(7)	Franklin Templeton Services, LLC (the Sub-Administrator):

A.	Amount of Capital:

U.S. $1,835,428,296* (approximately JPY 286.0 billion) (unaudited) as of the end of December, 2025

*	Consists of all components of capital.

B.	Description of Business:

Franklin Templeton Services, LLC is an indirect, wholly-owned subsidiary of Franklin Templeton. Franklin Templeton Services, LLC provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

(8)	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (Distributor in Japan and Agent Company):

A.	Amount of Capital:

JPY 40.5 billion as of the end of February 2026.

B.	Description of Business:

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. engages in “Type I Financial Instruments Trading Business” as specified in the Financial Instruments and Exchange Law.

3.	OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1)	Franklin Advisers, Inc.:

Franklin Advisers, Inc. acts as investment manager of the Fund and investment adviser concerning the Fund’s assets.

(2)	Franklin Templeton Investment Management Limited:

Franklin Templeton Investment Management Limited may provide investment advisory services for a portion of the Fund’s assets as determined by the Investment Management Company.

(3)	Putnam Investment Management, LLC:

Putnam Investment Management, LLC provides sub-advisory services for a portion of the Fund’s assets.

(4)	Putnam Investor Services, Inc.:

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(5)	JPMorgan Chase Bank, N.A.:

JPMorgan Chase Bank, N.A. provides custody and sub-administrative services to the Fund in respect of the Fund assets.

(6)	Franklin Distributors, LLC:

Franklin Distributors, LLC provides marketing services to the Fund.

(7)	Franklin Templeton Services, LLC:

Franklin Templeton Services, LLC provides sub-administrative services for a portion of the Fund’s assets as determined by the Investment Management Company.

(8)	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.:

Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. acts as Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

4.	CAPITAL RELATIONSHIPS

Franklin Advisers, Inc., Putnam Investment Management, LLC, Putnam Investor Services, Inc., Franklin Distributors, LLC, Franklin Templeton Investment Management Limited and Franklin Templeton Services, LLC are indirect subsidiaries of Franklin Templeton

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

[Please refer to the file attached hereto, and supply us with your comments thereon, if any.]

IV.	MISCELLANEOUS

A(1)	As to information set forth from the cover page to the page before the main text of the Japanese prospectus:

(i)	The start date of use may be set forth.

(ii)	The following may be set forth:

-	A statement to the effect of “Please read the contents of this Prospectus carefully before subscribing”.

(iii)	The name or other logos and marks, etc. of the Investment Management Company may be described.

(iv)	Design may be used.

(2)	The following sentences may be included as investment risks in the Mandatory Prospectus:

-

“All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured. The Unitholders may incur losses of their principal invested due to the decrease of net asset value per unit of the Fund. Investment funds are different from saving deposits.”

-	“The stipulation of Article 37-6 (the so-called “cooling-off”) of the Financial Instruments and Exchange Law does not apply to transactions to be made in relation to the Fund.”
(3)	The most recent record of the performance of the Fund may be set forth in the Mandatory Prospectus.

B.	Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1)	Front

a.	Name of the Fund

b.	Number of shares represented

c.	Signatures of the Chairman and Transfer Agent

d.	Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2)	Back

a.	Space for endorsement

b.	Description concerning delegation of transfer agency

[Translation]

[MHM draft]

Form 7-2

COVER PAGE
Filing Document:	ANNUAL SECURITIES REPORT
To be Filed with:	Director of Kanto Local Finance Bureau
Accounting Period:	31st Term (From December 1, 2024 to November 30, 2025)
Filing Date:	May 8, 2026
Name of the Reporting Fund:	PUTNAM HIGH YIELD FUND
Name of the Issuer:	PUTNAM HIGH YIELD FUND
Name and Official Title of Representative:	Jonathan S. Horwitz Executive Vice President, Principal Executive Officer and Compliance Liaison
Address of Principal Office:	100 Federal Street Boston, Massachusetts 02110 U. S. A.
Name and Title of Reporting Agent:	Nobuharu Onishi Attorney-at-Law
Address or Place of Business:	Mori Hamada & Matsumoto Marunouchi Park Building 6-1, Marunouchi 2-chome Chiyoda-ku, Tokyo 100-8222
Name of Liaison Contact:	Nobuharu Onishi Yui Kanemitsu Attorneys-at-Law
Place of Liaison Contact:	Mori Hamada & Matsumoto Marunouchi Park Building 6-1, Marunouchi 2-chome Chiyoda-ku, Tokyo 100-8222
Phone Number:	03-6212-8316
Places where a copy of this Securities Registration Statement is available for Public Inspection:	Not applicable.

Note 1:	For convenience, U.S. dollar amounts are translated into Japanese Yen at the rate of U.S.$1.00=JPY 155.81 (the mean of the exchange rate quotations by MUFG Bank, Ltd.

for buying and selling spot dollars by telegraphic transfer against Yen on February 27, 2026).

Note 2:

In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the “total” column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3:	In this report, “fiscal year” refers to a year from December 1 to November 30 of the following year.

PART I.   INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND of the Securities Registration Statement set forth before.

II.	ADMINISTRATION AND MANAGEMENT

The description in this item is the same as the description in PART II., II. ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.

III.	FINANCIAL CONDITIONS OF THE FUND

The description in this item is the same as the description in PART II., III. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

IV.	SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., IV. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II.  SPECIAL INFORMATION

I.	OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is the same as the description in PART III., I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II.	OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART III., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART III., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV.	REFERENCE INFORMATION

The following documents concerning the Fund have been filed with the Director-General of Kanto Local Finance Bureau:

May 8, 2025:	Securities Registration Statement/Annual Securities Report (the 30th term)

August 29, 2025:	Semi-annual Report (during the 31st term) / Amendment to Securities Registration Statement

V.	MISCELLANEOUS

Not applicable.